UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

VISTEON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 6, 2018. Meeting Information VISTEON CORPORATION Meeting Type:                Annual Meeting For holders as of:    April 10, 2018 Date:    June 6, 2018    Time:    9:00 AM EDT Location: Grace Lake Lodge 40300 Tyler Road Van Buren Township, Michigan You are receiving this communication because you hold shares in the company named above. VISTEON CORPORATION This is not a ballot. You cannot use this notice to vote these ONE VILLAGE CENTER DRIVE VAN BUREN TOWNSHIP, MI 48111 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. P07377 proxy See the materials reverse and side voting of this instructions. notice to obtain E42367—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 23, 2018 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the proxy materials for directions to be able to attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the P07377 box marked by the arrowï§XXXX XXXX    XXXX XXXX (located on the following page) available and follow the instructions.—Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E42368 Stockholder Meeting Registration:    To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items The Board of Directors recommends you vote FOR The Board of Directors recommends you vote FOR the following: the following proposals: 1. Election of Directors 2. Ratify the appointment of Ernst & Young LLP as Nominees: the Company’s independent registered public accounting firm for fiscal year 2018. 1a. James J. Barrese 3. Provide advisory approval of the Company’s executive compensation. 1b. Naomi M. Bergman The Board of Directors recommends you vote 1c. Jeffrey D. Jones 1 year on the following proposal: 4. Provide an advisory vote on the frequency of the 1d. Sachin S. Lawande advisory vote on executive compensation. NOTE: Such other business as may properly come 1e. Joanne M. Maguire before the meeting or any adjournment thereof. 1f. Robert J. Manzo 1g. Francis M. Scricco 1h. David L. Treadwell 1i. Harry J. Wilson 1j. Rouzbeh Yassini-Fard P07377 This is not a form for voting. Please see instructions on “How To Vote”. E42369—

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